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                                                                    EXHIBIT 10.9



                               AMENDMENT NO. 1 TO
                       CONSULTING AND MARKETING AGREEMENT

         This Amendment No. 1 (the "Amendment") to the Consulting and Marketing Agreement dated as of September 22, 1994 is made by and between HELICON, INC., a California nonprofit corporation ("Helicon") and CHILDREN'S COMPREHENSIVE SERVICES, INC., a Tennessee Corporation ("CCS").

                                   RECITALS:

         WHEREAS, Helicon and CCS entered into that certain Consulting and Marketing Agreement dated as of September 22, 1994 (the "Agreement"); and

         WHEREAS, Helicon and CCS desire to amend certain terms of the Agreement as described in this Amendment.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, Helicon and CCS agree as follows:

         1. Section 2.1 of the Agreement is deleted in its entirety and replaced with the following:

         2.1 Term. This Agreement shall become effective as of August 1, 1992, and, unless earlier terminated in accordance with the terms of Article X herein, shall remain in effect until September 1, 2004.

         2. Section 12.1 of the Agreement is deleted in its entirety and replaced with the following:

         12.1 Notices. Any notice or other communication by either party to the other shall be given in writing and deemed to have been duly given if either delivered personally or mailed, postage prepaid, certified or registered mail, return receipt requested, addressed as follows:

              To Helicon:           Attn: President
                                    9994 County Farm Road
                                    Riverside, CA 92503

              Copy to:              Ann Thomas, Esq.
                                    Best, Best & Kreiger
                                    3750 University Avenue
                                    Riverside, CA 92501


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              To CCS:               Attn: William J Ballard
                                    3401 West End Avenue, Suite 400
                                    Nashville, TN 37203

         The place for receiving notices under this Agreement may, from time to time, be changed by the parties upon giving written notice by certified or registered mail, return receipt requested, of such change of address.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the 1st day of September, 1999.


                                             HELICON, INC., a California
                                               nonprofit corporation


                                             By: /s/ Ann E. Miller
                                                --------------------------------
                                             Name: Ann E. Miller
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------


                                             CHILDREN'S COMPREHENSIVE SERVICES,
                                               INC., a Tennessee corporation


                                             By: /s/ Amy Susan Harrison
                                                --------------------------------
                                             Name: Amy S. Harrison
                                                  ------------------------------
                                             Title: Vice Chair/President
                                                   -----------------------------